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                                                                   EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of J.C. Penney Company, Inc. on Form S-4 of our report dated March 4, 1998, appearing in the prospectus, which is part of such Registration Statement, and to the reference to us under the headings "Selected Financial Data" and "Experts" in such prospectus.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
January 26, 1999